SA FUNDS – Investment Trust
SA U.S. Fixed Income Fund	SA International Value Fund
SA Global Fixed Income Fund	SA International Small Company Fund
SA U.S. Core Market Fund	SA Emerging Markets Value Fund
SA U.S. Value Fund	SA Real Estate Securities Fund
SA U.S. Small Company Fund	SA Worldwide Moderate Growth Fund
(each a “Fund,” and collectively, the “Funds”)

Supplement dated October 3, 2023 to the

Statement of Additional Information of each Fund,

dated October 28, 2022, as amended

This Supplement amends information in the Funds’ Statement of Additional Information of the SA Funds – Investment Trust, dated October 28, 2022, as amended. You may obtain a copy of the Prospectuses or Statement of Additional Information free of charge, upon request, by calling the toll-free number 1-844-366-0905 or on the Internet at http://www.sa-funds.com.

At a meeting of shareholders of the Funds held on September 8, 2023, Jonathan Scheid was elected to serve on the Trust’s Board of Trustees as a Trustee, effective this same day. In connection with this election, the section of the SAI entitled “Management of the Trust” is updated as follows:

On page 23, in the subsection entitled “Board of the Trust,” the second paragraph is deleted and replaced with the following:

The Board has four members, one of whom is an interested person of the Adviser (the “Interested Trustee”) and three of whom are not “interested persons” of the Adviser, including its affiliates, the Sub-Adviser or the Trust (the “Independent Trustees”). The Interested Trustee and the Independent Trustees interact directly with the senior management of the Adviser and the Sub-Adviser at scheduled meetings and at special meetings as appropriate. The Independent Trustees regularly discuss matters outside of the presence of management and are advised by their own experienced independent legal counsel. The Board’s independent legal counsel participates in Board meetings and interacts with the Adviser. Each Independent Trustee is also a member of the Audit Committee and the Governance and Nominating Committee, and from time to time one or more Independent Trustees may be designated, formally or informally, to take the lead in addressing with management or the Board’s independent legal counsel matters or issues of concern to the Board. The Board and its committees have the ability to engage other experts as appropriate.

On page 24, the table containing information on each Board member’s experience, qualifications, attributes or skills, is supplemented with the following:

Name, Address(1) and Year of Birth	Position(s) Held with Trust and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held

Jonathan Scheid Year of Birth: 1976	Trustee (since September 2023) and President and Chief Executive Officer (since June 2023).	Managing Director, Buckingham Wealth Partners (since January 2022); Managing Director, Buckingham Strategic Partners (2019 – 2021); Vice President, Buckingham Strategic Partners (2018 – 2019).	10	None

_________

(1) The address of each Trustee is: Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, MO 63105.

(2) Each Trustee serves for the lifetime of the Trust or until he dies, resigns, or is removed.

On page 25, the following bullet is added after information for Messrs. Brown, Roame and Shefrin:

•	Jonathan Scheid – Mr. Scheid has been employed by Buckingham Strategic Partners, LLC in a variety of roles since its merger with LWI Financial Inc. in 2018.

On page 26, in the subsection entitled “Trustee Ownership of Fund Shares,” the following is added to the table:

As of December 31, 2022, Mr. Scheid did not beneficially own any shares of the Funds.

SA Funds–Investment Trust

SEC file number: 811-09195